Exhibit 99.2

CIM Commercial Trust Corporation NASDAQ: CMCT TASE: CMCT-L March 2020 www.cimcommercial.com ©2020 CMCT CMCT CIM Commercial Trust Corporation Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

Free Writing Prospectus | CIM Commercial Trust Corporation Investor Presentation Q4 2019

Filed Pursuant to Rule 433 | Dated March 16, 2020 | Registration Statement No. 333-233255

CIM Commercial Trust Corporation (“CMCT”) has filed a registration statement (including a base prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering of Series A Preferred Stock and Series D Preferred Stock to which this communication relates. Before you invest, you should read the base prospectus in that registration statement, the prospectus supplement for the Series A Preferred Stock and Series D Preferred Stock, and other documents CMCT has filed with the SEC for more complete information about CMCT and the offering. You may request to receive a prospectus by calling toll-free at 1-866-341-2653.

Alternatively, you may also access the prospectus supplement, including the base prospectus, for free on the SEC’s website at www.sec.gov as follows:

•                  Prospectus supplement, dated January 28, 2020, including the base prospectus dated December 4, 2019, forming part of the Registration Statement on Form S-3 (Reg. No. 333-233255)

On September 3, 2019, CMCT effected a 1-for-3 reverse stock split (the “Reverse Stock Split”) on its common stock, par value $0.001 per share. Unless otherwise specified, all CMCT common stock and per share of CMCT common stock amounts set forth in this presentation have been adjusted to give retroactive effect to the Reverse Stock Split.

Important Disclosures Forward-looking Statements The information set forth herein contains forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CMCT on a prospective basis. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “target,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “potential,” “forecast,” “seek,” “plan,” or “should” or the negative or other words or expressions of similar meaning, may identify forward-looking statements. Such forward-looking statements are based on particular assumptions that management of CMCT has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. Forward-looking statements are necessarily estimates reflecting the judgment of CMCT and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties include those associated with (i) the timing, form and operational effects of CIM Commercial’s development activities, (ii) the ability of CIM Commercial to raise in place rents to existing market rents and (iii) general economic, market and other conditions. For a further list and description of the risks and uncertainties inherent in the forward looking statements, see CMCT's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the prospectus supplement filed with the SEC on January 28, 2020 relating to the Series A and Series D Preferred Stock. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time and it is not possible for CMCT to predict all of them. Nor can CMCT assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. CMCT undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

CIM Commercial Trust As of December 31, 2019. See NAV estimate table on page 28. See Important Information on page 32. As of December 31, 2019. See Important Information on page 32. Includes CIM Group and its affiliates, as well as officers and directors of CMCT. 3 Eight office properties, one hotel and two ancillary properties1 Managed by CIM Group, L.P. (“CIM” or “CIM Group”) - owner/operator of $29.1 billion of real assets3 NASDAQ: CMCT TASE: CMCT-L Owner and operator of Class A and creative office assets in vibrant and improving metropolitan communities $416 million Net Asset Value (“NAV”) ($28.49 per share)1,2 1.3 million rentable square feet of office and 503 hotel rooms1 High barrier-to-entry, metropolitan focus Three value-enhancing redevelopments in progress in Northern California, Los Angeles and Austin Insiders4 own ~19.6% of CMCT common stock as of March 12, 2020

CIM Commercial Trust Amount has been adjusted to give retroactive effect to the Reverse Stock Split. Based on 14,602,149 shares of CMCT common stock outstanding as of December 31, 2019. Includes CIM Group and its affiliates, as well as officers and directors of CMCT as of March 12, 2020. 4 10 properties sold in 2019 for a combined gross sales price of approximately $991 million (see page 30 for list of assets) Paid approximately $613 million special dividend ($42.001 per share) to common stockholders on August 30, 2019 In connection with its liquidation, CIM Urban REIT, LLC (“CIM Urban REIT”), a CIM-operated vehicle and the former indirect principal shareholder of CMCT, (i) distributed shares of our common stock representing approximately 72.8% of the outstanding shares2 of CMCT common stock to a diverse group of institutional investors that were former members of CIM Urban REIT and (ii) sold shares of our common stock representing approximately 16.9% of the outstanding shares2 of CMCT common stock to an affiliate of CIM Group in a private transaction Insiders of CMCT3 have economic interests in ~19.6% of the outstanding shares of CMCT common stock Completion of the Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock

Maximizing Returns For Stockholders

CMCT

- Active and strategic portfolio management to maximize returns to stockholders
- CMCT has sold $2.3 billion of assets since going public in 2014[1]

Total Returns Based on NAV[2,3]

Δ NAV per Share + Dividends


60%
50%
40%
30%
20%
10%
0%
(10%)
Mar-2014
Jan-2015
Nov-2015
Sep-2016
Jul-2017
May-2018
Mar-2019
Dec-2019
CMCT
US Office REITs4

Cumulative Cash Distributions Per Share of Common Stock[5,6,7]


$70
$60
$50
$40
$30
$20
$10
$0
$2.63
$5.25
$14.33
$25.08
$26.58
$69.48
2014
2015
2016
2017
2018
2019

1. As of December 31, 2019.
2. Total returns includes changes in stock price or NAV per share, as applicable, and includes all dividends declared and paid. With respect to CMCT, includes dividends paid on common stock from March 31, 2014 to December 31, 2019.
3. Please see the estimated net asset value table on page 28 and see "Net Asset Value (NAV)" under "Important Information" with respect to the methodology of the calculation of the NAV of CMCT on page 32.
4. "U.S. Office REITs" reflects the weighted average historical stock price and NAV performance of the companies included in the SNL US REIT Office Index as of December 31, 2019 based, for all periods indicated, on the weights attributed to each such company by such index as of December 31, 2019. The SNL US REIT Office Index is an index of certain publicly traded office REITs in the United States. The characteristics of the portfolios of assets of such companies included in "U.S. Office REITs" may differ significantly from the characteristics of CMCT's portfolio of assets. "U.S. Office REITs" may therefore not be an appropriate benchmark for the performance of CMCT. Past performance is not a guarantee of future results. The data used in this chart is derived from SNL and filings with the SEC.
5. The amounts of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. All amounts have been adjusted to give retroactive effect to the Reverse Stock Split. Past performance is not indicative of future results.
6. CMCT is the product of a merger (the "Merger") between a subsidiary of CIM Urban REIT, LLC ("CIM REIT"), a fund operated by CIM Group, and PMC Commercial Trust ("PMC"), a publicly traded mortgage real estate investment trust, consummated in Q1 2014. Represents dividends paid on our common stock from January 1, 2014 through December 31, 2019. Excludes a special dividend paid to PMC Commercial Trust's stockholders in connection with the Merger, but includes 2014 dividends received by CIM REIT stockholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC, an affiliate of CIM REIT and CIM Group, on an as converted basis, in the Merger.
7. The per share equivalent in proceeds from CMCT's June 2016 tender offer is $6.45, calculated by dividing $210,000,000, the amount used by CMCT to purchase shares of common stock of CMCT in the tender offer, by 32,558,732, the number of shares of common stock outstanding immediately prior to such tender offer, as adjusted to give retroactive effect to the Reverse Stock Split.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

5

CIM Commercial Trust – Key Investment Highlights

CMCT

1. Deep Commercial Property Expertise Through Relationship with CIM Group; Insiders[1] own ~19.6% of CMCT common stock[2]
2. High Quality Class A and Creative Office Portfolio
3. Significant Embedded Organic Growth Opportunity From Outsized Growth In Key Gateway Markets
4. External Growth Opportunity – Acquisitions & Select Redevelopment and Build-to-Suit
5. Equity-Enhancing, Growth-Oriented Capital Structure

CMCT

1. Includes CIM Group and its affiliates, as well as officers and directors of CMCT.
2. Based on 14,602,149 shares of CMCT common stock outstanding as of March 12, 2020.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

6

CMCT CIM Group Overview

Established Established in 1994 as an integrated owner and operator of real assets As of December 31, 2019. As of December 31, 2019. See Important Information on page 32. Strategies Real assets (infrastructure and real estate) focused in communities qualified by CIM as well as national credit (net-lease and debt) platforms Vertically-Integrated Multi-disciplinary expertise and in-house research, acquisition, credit analysis, development, finance, leasing and onsite property management capabilities Organization Approximately 1,000+ employees (14 principals including all of its founders, 600 professionals)1 Office Locations Headquartered in Los Angeles, CA, with offices in Chicago, IL, Dallas, TX, New York, NY, Orlando, FL, Phoenix, AZ, the San Francisco Bay Area, the Washington DC Metro Area and Tokyo, Japan Assets Owned and Operated $29.1 billion2 8 1 Overview of CIM

CIM Competitive Advantages Diverse Team of In-House Professionals Commitment to Community Disciplined Approach Led by 14 principals (including the three original founders) with average CIM tenure of 14 years Vertically-integrated, real assets owner and operator with expertise across in-house research, acquisition, credit analysis, development, finance, leasing and onsite property management, working across multiple markets, asset classes and strategies Investments team responsible for entire life cycle of each asset; compensation is aligned with that of CIM’s partners and co-investors Sector-agnostic focus on specific metropolitan submarkets (“Qualified Communities”) exhibiting: Market values that are below long-term intrinsic values or Underserved or transitional areas with dedicated resources that CIM believes will lead to outsized revenue growth and/or asset appreciation Extensive capital deployment in Qualified Communities has yielded long-term relationships and a proprietary origination channel Bring goods, services, employment and support needed for communities to be successful Regardless of the market cycle, CIM employs a strict discipline in qualifying communities as well as underwriting projects and potential acquisitions CIM employs detailed underwriting, conservative leverage and proprietary research 1 2 3 9 1

Since 1994, CIM has qualified 135 communities in high barrier-to-entry markets and has owned and operated real assets in 75 of those communities1. The qualification process generally takes between six months and five years and is a critical component of CIM’s asset evaluation CIM believes that its community qualification process provides it with a significant competitive advantage when acquiring real assets 10 Qualification Criteria Transitional Metropolitan Districts Thriving Metropolitan Areas Population growth Broad public support for CIM’s approach Evidence of private funding from other institutional owners and operators Underserved niches in the community’s real estate infrastructure Potential to deploy a minimum of $100 million of opportunistic equity within five years Positive population trends Public support for acquisitions Opportunities below intrinsic value Potential to deploy a minimum of $100 million of opportunistic equity within five years 10 Community Focused Real Assets Strategy 1 As of March 12, 2020.

11 Growth in CIM Qualified Communities vs. National Downtowns vs. National Suburbs CIM qualifies communities for acquisition (135 qualified as of March 12, 2020, 75 deployed capital). CIM Qualified Communities exhibit strong growth trends, which CIM believes will lead to outsized rental growth and/or capital appreciation. Since initial acquisition, CIM’s Qualified Communities have outperformed average national downtowns by approximately 35% and average national suburbs by over 175%1 Community Focused Strategy-CIM Qualified Communities 1 Based on growth of Class A office rents, sourced from CBRE Outlook Dashboard, as of December 31, 2019. Site accessed February 2020. -10% 30% 70% 110% 150% CIM Qualified Communities Average National Downtowns Average National Suburbs

1 Resources & Expertise of Institutional Owner Operator

CMCT

CMCT Management



David Thompson
CMCT CEO

10th Year at CIM

- Previously spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller
- Began career as a C.P.A. at Arthur Andersen & Co.



Jan Salit
CMCT President & Secretary

6th Year at CIM

- Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust
- Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993)



Nathan DeBacker
CMCT CFO

2nd Year at CIM

- Previously was Senior Vice President and Chief Financial Officer of Cole REITs, at VEREIT
- Began career as an auditor at Ernst & Young

CIM Group Co-Founders



Richard Ressler
CIM Group Principal
CMCT Chairman of the Board

26th Year at CIM

- Founder of Orchard Capital and Chairman of Executive Committee of CIM Group, Orchard First Source Asset Management and OCV
- Chairman of the Board of j2 Global (NASDAQ: JCOM); previously served as CEO
- Previously worked at Drexel Burnham Lambert and began his career as an attorney with Cravath, Swaine and Moore



Avi Shemesh
CIM Group Principal
CMCT Board Member

26th Year at CIM

- Previously Co-Founder of Dekel Development, a developer of commercial and multifamily properties in Los Angeles



Shaul Kuba
CIM Group Principal
CMCT Board Member

26th Year at CIM

- Previously involved in a number of successful entrepreneurial real estate activities, including Dekel Development (Los Angeles commercial and multifamily developer)

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

12

Alignment of Interests

CMCT

CIM Group Commitment to CMCT	» Insiders[1] own ~19.6% of CMCT common stock[2]
Management and Corporate Governance	» CMCT's Board includes CIM Group's three co-founders (Richard Ressler, Avi Shemesh, and Shaul Kuba)
Strong Market Knowledge and Sourcing	» CMCT benefits from CIM Group's identification of Qualified Communities, sourcing capabilities and access to resources of vertically integrated platform
Management Agreement / Master Services Agreement	» Tiered asset management fee based on fair value of real properties and associated assets of CMCT – Quarterly fee assessed as a percentage of assets: – <$500 million = 0.2500% – $500 million - $1,000 million = 0.2375% – $1,000 million - $1,500 million = 0.2250% – $1,500 million - $4,000 million = 0.2125% – $4,000 million - $20,000 million = 0.1000% » Plus ~$1.1 million base service fee and reimbursement of shared services at cost (accounting, tax, reporting, etc.) » Perpetual term » No incentive fee

1. Includes CIM Group and its affiliates, as well as officers and directors of CMCT.
2. Based on 14,602,149 shares of CMCT common stock outstanding as of March 12, 2020.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

13

CMCT CMCT Overview

CMCT History 15 Transition from Private Fund to High-Quality Public REIT October 2018 Announced Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock (see page 30 for details) August 2019 – September 2019 Paid $613 million special dividend ($42.002 per share) to common stockholders Effectuated 1:3 Reverse Stock Split on the ex-dividend date (September 3, 2019) 2 Shares were repurchased in three privately negotiated transactions indirectly from CIM Urban REIT. In connection with these share repurchases, CMCT paid special cash dividends totaling $6.5 million that allowed the common stockholders that did not participate in the repurchases to receive the economic benefit of such repurchases. Special cash dividends are not included in the above amount. Amounts have been adjusted to give retroactive effect to the Reverse Stock Split. February 2005 – June 2006 CIM Group formed CIM REIT with 24 private institutional investors November 2015 – December 2016 Sold commercial mortgage loan portfolio, commercial real estate lending subsidiary, and three properties for a combined gross sales price of $217 million September 2016 – December 2017 $966 million repurchase of CMCT common stock (approximately 14.6 million shares @ $66 per share)1,2 March 2019 – July 2019 Completed sale of 10 properties for a combined gross sales price of $991 million March 2017 – December 2017 Completed sale of 12 properties for a combined sales price of $1,093 million June 2016 $210 million tender offer for CMCT common stock (approximately 3.3 million shares @ $63 per share)2 March 2014 CIM REIT completed its merger with PMC Commercial Trust, a publicly traded mortgage REIT

2 High Quality Class A & Creative Office Portfolio

CMCT

Growth-Focused Portfolio (As of December 31, 2019)

Office:

Location	Sub-Market	Rentable Square Feet ("SF")	% Occupied	% Leased	Annualized Rent Per Occupied SF[1]
Oakland, CA					
1 Kaiser Plaza	Lake Merritt	540,175	96.6%	96.6%	$ 42.78
San Francisco, CA					
1130 Howard Street	South of Market	21,194	100.0%	100.0%	76.15
Los Angeles, CA					
11620 Wilshire Boulevard	West Los Angeles	195,357	92.6%	94.0%	44.26
4750 Wilshire Boulevard	Mid-Wilshire	141,310	21.5%	21.5%	47.92
9460 Wilshire Boulevard	Beverly Hills	97,037	86.6%	86.6%	100.78
11600 Wilshire Boulevard	West Los Angeles	56,697	92.9%	92.9%	54.77
Lindblade Media Center	West Los Angeles	32,428	100.0%	100.0%	51.62
Austin, TX					
3601 S Congress Avenue	South	183,885	96.1%	96.1%	37.15
TOTAL		1,268,083	86.7%	87.0%	$ 48.18

Hotel:

Location	Sub-Market	Number of Rooms	% Occupied[2]	Revenue Per Available Room (RevPAR)[3]
Sacramento, CA				
Sheraton Grand Hotel	Downtown/Midtown	503	78.2%	$ 127.09

Ancillary:

Location	Sub-Market	Rentable Square Feet (Retail)	% Occupied (Retail)	Annualized Rent (Parking and Retail) (in thousands)[4]
Sacramento, CA				
Sheraton Grand Hotel Parking Garage & Retail	Downtown/Midtown	9,453	100.0%	$ 2,976
Oakland, CA				
2 Kaiser Plaza	Lake Merritt	-	-	-

Geographic Diversification[1]

Annualized Rent by Location (Excludes Hotel and Ancillary Properties)



Los Angeles
Oakland
Austin
San Francisco

1. Represents gross monthly base rent, as of December 31, 2019, multiplied by 12. The amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.
2. Represents trailing twelve-month occupancy as of December 31, 2019, calculated as the number of occupied rooms divided by the number of available rooms.
3. Represents trailing twelve-month RevPAR as of December 31, 2019, calculated as room revenue divided by the number of available rooms.
4. Represents gross monthly contractual rent under parking and retail leases commenced as of December 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
16

3 Embedded Growth Opportunity: Los Angeles

CMCT

Key Los Angeles Office Themes

1. Tech, media and entertainment demand driving growth
2. Major content creators such as Netflix, Google, Apple, and Amazon Studios lease 3.1+ million SF of office and production space across West Los Angeles and Hollywood[1]
3. High barrier-to-entry/supply constrained given regulatory environment
4. Affluent population base

CMCT Los Angeles Office Portfolio

» Beverly Hills (9460 Wilshire Boulevard):
- Severe supply constraints with significant barriers to entry; tenant demand driven by finance and entertainment
- Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive

» Culver City (Lindblade Media Center):
- A preferred location for tech, entertainment and media tenants; Santa Monica office demand gravitating southeast

» Park Mile/Hancock Park (4750 Wilshire Boulevard):
- Centrally located; attracting tenants priced out by significant rent increases in nearby Hollywood (in which rents are approaching $60 PSF)

» Brentwood (11600 & 11620 Wilshire Boulevard):
- Strong demand from executives who prefer a shorter commute; cost-effective alternative to Santa Monica
- One block west of I-405 freeway; nearby UCLA Medical Center, St. John's Hospital and Veterans Administration Hospital provide consistent demand for medical office


7083 Hollywood Blvd
(realized)
Hollywood
9460 Wilshire
4750 Wilshire Blvd
Beverly Hills-Century City
Mid City-Koreatown
11600/11620 Wilshire
Brentwood
Downtown Los Angeles
Santa Monica
Lindblade Media Center
Culver City
LOS ANGELES
LA Holiday Inn
(realized)
MAP KEY
CMCT Asset
CIM Asset
(Includes Realized Assets)

CIM Group: 60+ Los Angeles Investments Over 25 Years

» CIM Group is headquartered in Los Angeles

» CIM Group's Los Angeles real estate experience:
- 10 million+ SF of project experience across opportunistic, value-add and stabilized strategies
- Currently owns over 20 assets valued at over $3 billion; including nine office assets with 2.3 million SF

1. Source: Los Angeles County Economic Development Corporation (January 2019)

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

17

3 Embedded Growth Opportunity: Oakland

CMCT

Favorable Office Dynamics

1. Relative Value vs. San Francisco Central Business District ("CBD") (Class A asking rents)[1]:
   - San Francisco - $85.02
   - Oakland - $56.29
2. Limited new office supply in Lake Merritt / City Center: Last major office project completed in 2008[1]

   Office building development has been tempered in the East Bay, with current under construction office space equivalent to 0.4% of the market's total existing inventory[1]
3. Proposition M: San Francisco office development limited to 875,000 square feet per year
   - Proposition E: Effective October 2020, Prop E will further reduce new office development in San Francisco, tying new approvals to the amount of affordable housing built in the city
4. Class A CBD vacancy of 9.0%[2]

A Vibrant Community

Transportation: All six BART lines and every major Bay Area highway run through Oakland

Amenities Base: Oakland has emerged as a "cool" place to live and work

Residential Development:
- ~11,000 new units in 2020-2021 (v. ~172,000 existing)[1]
- Residential Monthly Asking Rents[1]

  San Francisco - $3,132 | Downtown Oakland - $2,711



2353 Webster Garage
2100 Franklin/2101 Webster
Uptown Station
1901 Harrison
1333 Broadway
Marriott City Center
Courtyard Oakland
Jack London Square
1 Kaiser
2 Kaiser
1100 Clay
211 Main St
55 Hawthorne
274 Brannan
260 Townsend
Block 1
80 Natoma
Central Tower
1130 Howard
340 Townsend
300 Townsend
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset
Metro Stop

CMCT Assets	Asset Type	Rentable SF[3]	Leased %[3]	Annualized Rent Per Occupied SF[3,4]
1 Kaiser Plaza	Office	540,175	96.6%	$42.78
2 Kaiser Plaza	Office Development			

CMCT In-Place Rent[3,4]	Class A Asking Rents[1]
$42.78	$56.29

1. Source: CoStar February 2020 Office Market Report.
2. Source: CBRE Q4 2019 Marketview Snapshot.
3. As of December 31, 2019.
4. Represents gross monthly base rent per square foot under leases commenced as of December 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC
18

3 Embedded Growth Opportunity: Austin

CMCT

Compelling Growth Market

1. Diverse Employment Sources – government, education and tech
2. Austin is home to many large U.S. corporations including Amazon, Facebook, Apple, Cisco, eBay, GM, Google, IBM, Intel, Oracle, Paypal, 3M and Whole Foods
3. Sustained, rapid market office rent growth
   - Five year increase of 39% (2014-2019)[1]
4. Vacancy
   - South Austin submarket – 4.9%[1]
5. Population growth
   - Ten year historical growth rate of 2.7% (versus 0.7% in the U.S.)[1]
   - Five year forecast growth rate of 1.7% (versus 0.7% in the U.S.)[1]
6. Employment growth
   - Ten year historical growth rate of 3.7% (versus 1.6% in the U.S.)[1]


Hartland Plaza
Seaholm
The Independent
Eastside Village
District at SoCo
3601 S Congress
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset
Austin Airport (9 miles)

CMCT Asset	Asset Type	Rentable SF[2]	Leased %[2]	Annualized Rent Per Occupied SF[2,3]
3601 South Congress	Office	183,885	96.1%	$37.15

CMCT In-Place Rent[2,3]
$37.15

Class A Asking Rents[1]
$46.34

1. Source: CoStar February 2020 Office Market Report.
2. As of December 31, 2019.
3. Represents gross monthly base rent per square foot under leases commenced as of December 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

19

Redevelopment In Progress: Austin 20 4 Rendering of “Building L” – Expansion to Existing Campus 3601 South Congress- Existing Buildings 3601 S. Congress Avenue Expansion - Mid-2020 Expected Completion Approximately 42,000 SF add-on building to existing 183,885 SF office complex (96.1% leased as of December 31, 2019) Two-story creative office building designed to accommodate either a single user or two single-floor tenants ~$15.3 million development ($5.7 million spent as of December 31, 2019) Targeting ~8% return on cost upon stabilization Location Sub-Market Potential Rentable SF Product Austin, TX South 42,000 Office

4

Redevelopment In Progress: Los Angeles

CMCT

Location	Sub-Market	Rentable SF	Product
Los Angeles, CA	Mid-Wilshire	141,310	Office

4750 Wilshire Boulevard - Repositioning

» Currently being repositioned into vibrant, collaborative office space following the expiration of a lease agreement for 100% of the property in April 2019

» ~$14.5 million redevelopment ($1.3 million spent as of December 31, 2019)

» Centrally located in Park Mile / Hancock Park location with both nearby executive housing (Hancock Park) and millennial housing and lifestyle amenities (Hollywood and Miracle Mile)

» Short drive time to Hollywood/West Hollywood (10 minutes), Beverly Hills/Culver City/Downtown LA (20 minutes) and Santa Monica (30 minutes)

» CIM Group leased ~30,000 square feet in 2Q'19 for an annualized rent of $47.92[1] per square foot representing a 73% lease spread from prior lease (4750 Wilshire is adjacent to CIM Group's headquarters)


The Redbury
7083 Hollywood Blvd
Hollywood &Highland
Dolby Theatre
Sunset Vine Tower
Sunset & Gordon
Sunset La Cienega
The Lot
901 Hancock
150-161 El Camino
4700 Wilshire Blvd
4750 Wilshire Blvd
Mullen Wilshire
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset





1. Represents gross monthly base rent per square foot under leases commenced as of December 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

21

Redevelopment In Progress: Sacramento 22 4 Sheraton Grand Sheraton Grand Renovation Simultaneous With Expansion/Renovation of Adjacent Sacramento Convention Center $340 million renovation/expansion of the Sacramento Convention Center Adds new meeting rooms and exhibit halls Scheduled to be completed in late 2020 Part of a larger project (C3) that also renovates adjacent auditorium and theater Location Sub-Market Product Sacramento, CA Downtown/Midtown Hotel Majority of Room Renovations Scheduled to be Completed in the Next 12 Months ~$26.3 million renovation of existing hotel to drive average daily rate and increase group bookings ($2.4 million spent as of December 31, 2019) Target 15%+ return on cost Expecting to renegotiate Marriott Hotel Management Agreement; switch to franchise model with separate management Complete renovation of all guestrooms, food & beverage amenities, public areas, meeting rooms and amenities Isolate disruption to coincide with expansion/renovation of adjacent convention center (see below) Longer term, potential development of a new hotel tower, multifamily or build-to-suit office on top of owned garage and retail

Growth Pipeline: Oakland 23 Potential Build-to-Suit Rendering of Proposed 2 Kaiser Plaza (Beacon Tower), Oakland, CA 4 1 Kaiser Plaza – Existing Building Bay Area 2 Kaiser Plaza (Beacon Tower) Build-to-suit opportunity Currently marketing development to potential anchor tenants Entitled for 425,000-800,000 SF office Currently utilized as surface parking lot Location Sub-Market Potential Rentable SF Product Oakland, CA Lake Merritt 425,000 – 800,000 Office Opportunity to Generate Value Through Co-Investment, Sale or Build-to-Suit

5 Equity-Enhancing, Growth-Oriented Capital Structure

CMCT

Preferred Stock Program

Series A and Series D

- Perpetual Preferred Stock (Series A: 5.5% coupon; Series D: 5.65% coupon)
- Continuously offered – bi-monthly issuance
- CMCT and investor option to call/redeem five years from issuance at $25 per share, plus accrued and unpaid dividends[1]
- Redemption payable in cash or CMCT common stock, at election of CMCT[1]

Series L

- Perpetual Preferred Stock at 5.5% coupon
- CMCT and investor option to call/redeem beginning November 21, 2022 (or earlier in limited circumstances) at $28.37 per share, plus accrued and unpaid dividends[2]
- Redemption payable in cash or CMCT common stock, at election of CMCT[2]
- In November 2019, CMCT repurchased 2,693,580 shares at a price of $29.12 per share (of which $1.39 reflects the amount of accrued and unpaid dividends as of November 20, 2019), as converted to and paid in Israeli New Shekels.

Historical Preferred Stock Issuance[3]



(in millions)
$160.0
$80.0
$-
$152.8
$40.8
$39.0
$30.4
$1.5
Series L Preferred Stock
Series A Preferred Stock
2016
2017
2018
2019

Target Capital Structure[4]



Common Equity
45%
Debt and Preferred
Equity
55%

- Target capital structure of 45% common equity, 55% debt and preferred equity - seeks to enhance common equity returns with low relative risk

1. With respect to the Series A and Series D Preferred Stock, shares can be redeemed at the option of the holder during the first five years following the issuance date, subject to a redemption fee as a % of stated value of: 10% in years one and two, 8% in year three, 5% in year four, and 3% in year five, CMCT or the holder may redeem without a fee. After year five, there is no redemption fee. Series A redemptions during the first year following the date of issuance must be paid in cash.
2. With respect to the Series L Preferred Stock, as a general matter, shares can only be redeemed from and after the fifth anniversary of the date of original issuance.
3. Represents gross proceeds from issuances through December 31, 2019, calculated as the number of shares issued net of redemptions, and, with respect to the Series L Preferred Stock, net of 2019 repurchases, multiplied by the stated value per share; proceeds are not net of commissions, fees, allocated costs or discount, as applicable.
4. Common equity based on fair value (see slide 28 for the actual components of our capital structure as of December 31, 2019). Debt and preferred equity based on their respective stated value.

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24

5 Equity-Enhancing, Growth-Oriented Capital Structure

CMCT

Debt & Preferred Summary (December 31, 2019)[1]

Mortgages	Interest structure (fixed/variable etc.)	Interest Rate	Maturity/ Expiration Date	Loan balance (in millions)
1 Kaiser Plaza	Fixed	4.14%	7/1/2026	$ 97.1
Total Mortgages		4.14%		$ 97.1
Other Debt				
SBA 7(a) Loan-Backed Notes[2]	Variable	LIBOR+ 1.40%	3/20/2043	$ 22.3
Total Other Debt				$ 22.3
Corporate Debt				
Revolving Credit Facility[3]	Variable	LIBOR+ 1.55%[3]	10/31/2022	$ 153.0
Junior Subordinated Notes	Variable	LIBOR+ 3.25%	3/30/2035	27.1
Total Corporate Debt				$ 180.1
Total Debt				**$ 299.5**

Preferred Stock	Interest structure (fixed/variable etc.)	Coupon	Maturity/ Expiration Date	Outstanding (in millions)
Series A	Fixed	5.50%	N/A	$ 111.7[4]
Series L	Fixed	5.50%	N/A	152.8[5]
Total Preferred Stock				$ 264.5
Total Debt + Preferred Stock				$ 564.0

Debt Maturity Schedule (December 31, 2019)[1]

(in millions)



$2.7
$1.3
$154.4
$1.7
$1.0
$138.4
2020
2021
2022
2023
2024
Thereafter

Fixed Debt vs. Floating Debt (December 31, 2019)[1]

Excluding SBA 7(a) Loan Backed Notes



Fixed 35%
Floating 65%

Including SBA 7(a) Loan Backed Notes



Floating 68%
Fixed 32%

1. Excludes: (a) $12,152,000 of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowings because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral, and (b) premiums, discounts and debt issuance costs. No shares of Series D preferred stock were outstanding as of December 31, 2019.
2. In May 2018, we completed a securitization of the unguaranteed portion of certain of our SBA 7(a) loans receivable with the issuance of $38,200,000 of unguaranteed SBA 7(a) loan-backed notes. The SBA 7(a) loan-backed notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of certain of our SBA 7(a) loans receivable. The notes mature on March 20, 2043, with monthly payments due as payments on the collateralized loans are received. Based on the anticipated repayments of our collateralized SBA 7(a) loans, at issuance, we estimated the weighted average life of the notes to be approximately 2 years.
3. In October 2018, we entered into a revolving credit facility with a bank syndicate pursuant to which CMCT can borrow up to a maximum of $250,000,000, subject to a borrowing base calculation. The revolving credit facility is secured by deeds of trust on certain properties. Outstanding advances under the revolving credit facility bear interest at (i) the base rate plus 0.55% or (ii) LIBOR plus 1.55%. The revolving credit facility matures in October 2022 and provides for one one-year extension option under certain conditions. As of March 12, 2020, $159,500,000 was outstanding on the revolving credit facility and approximately $67,400,000 was available for future borrowings.
4. Outstanding Series A Preferred Stock represents total units outstanding as of December 31, 2019 of 4,484,376, less redemptions of 16,861 shares, multiplied by the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount as applicable.
5. Outstanding Series L Preferred Stock represents total shares outstanding as of December 31, 2019 of 5,387,160 multiplied by the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount as applicable.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

25

CIM Commercial Trust – Key Investment Highlights

CMCT

CMCT

1. Deep Commercial Property Expertise Through Relationship with CIM Group; Insiders[1] own ~19.6% of CMCT common stock[2]
2. High Quality Class A and Creative Office Portfolio
3. Significant Embedded Organic Growth Opportunity From Outsized Growth In Key Gateway Markets
4. External Growth Opportunity – Acquisitions & Select Redevelopment and Build-to-Suit
5. Equity-Enhancing, Growth-Oriented Capital Structure

1. Includes CIM Group and its affiliates, as well as officers and directors of CMCT.
2. Based on 14,602,149 shares of CMCT common stock outstanding as of March 12, 2020.

www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

26

CMCT Appendix

Estimated Net Asset Value Estimated Net Asset Value (As of December 31, 2019) ($ in millions, except for shares and per share amounts) (Unaudited) 28 Represents outstanding mortgage debt, junior subordinated notes, SBA 7(a) loan-backed notes, and borrowings on our revolving credit facility, at face value. Excludes secured borrowings on government guaranteed loans, which are included in other liabilities, cash and other assets. Outstanding Series A Preferred Stock represents total units outstanding as of December 31, 2019 of 4,484,376, less redemptions of 16,861 shares, multiplied by the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount as applicable. Outstanding Series L Preferred Stock represents total shares outstanding as of December 31, 2019 of 5,387,160 multiplied by the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount as applicable. Estimated NAV Per share of common stock outstanding Investments in real estate - at fair value $ 912.8 Loans receivable - at fair value 72.7 Debt 1 (299.5) Cash and other assets, net of other liabilities (4.8) Noncontrolling interests (0.7) Redeemable Series A Preferred Stock 2 (111.7) Redeemable Series L Preferred Stock 3 (152.8) Estimated NAV attributable to common stockholders $ 416.0 $ 28.49 Shares of Common Stock outstanding 14,602,149 Estimated NAV

Key Metrics 29 Lease Expirations as a % of Annualized Office Rent (December 31, 2019)1 Top Five Tenants (December 31, 2019) Represents gross monthly base rent, as of December 31, 2019, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. Prior to February 28, 2023, the tenant may terminate up to 140,000 square feet of space in the aggregate (of which no more than 100,000 rentable square feet may be terminated with respect to the rentable square feet expiring in 2027) in exchange for a termination penalty. From and after February 28, 2023, with respect to the rentable square feet expiring in 2025, and February 28, 2025, with respect to rentable square feet expiring in 2027, the tenant has the right to terminate all or any portion of its lease with CMCT, effective as of any date specified by the tenant in a written notice given to CMCT at least 15 months prior to the termination, in each case in exchange for a termination penalty, the amount of which is dependent on a variety of factors, including but not limited to the date of the termination notice, the amount of the square feet to be terminated and the location within the building of the space to be terminated. Includes 22,416 square feet of month-to-month leases, as of December 31, 2019. 3 14.2% 8.3% 11.3% 6.0% 3.8% 32.0% 5.5% 7.7% 1.7% 6.8% 2.7% 0.0% 10.0% 20.0% 30.0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Thereafter Tenant Property Lease Expiration Annualized Rent (in thousands) 1 % of Annualized Rent Rentable Square Feet % of Rentable Square Feet Kaiser Foundation Health Plan, Inc. 1 Kaiser Plaza 2025-2027 2 15,536 $ 29.3% 373,938 29.5% MUFG Union Bank, N.A. 9460 Wilshire Boulevard 2029 3,482 6.6% 27,569 2.2% 3 Arts Entertainment, Inc. 9460 Wilshire Boulevard 2026 2,094 4.0% 27,112 2.1% CIM Group, L.P. Various 2020-2030 1,857 3.5% 42,765 3.4% Homeaway, Inc. 3601 S Congres Avenue 2020 1,641 3.1% 42,545 3.4% Total for Top Five Tenants 24,610 46.5% 513,929 40.6% All Other Tenants 28,383 53.5% 585,878 46.1% Vacant - 0.0% 168,276 13.3% Total Office 52,993 $ 100.0% 1,268,083 100.0%

Completion of the Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock Monetized stabilized assets to unlock embedded value that had been created since 2006 Special dividend of $42.001 per share of common stock paid on August 30, 2019: the aggregate amount of the special dividend was approximately $613 million and was funded primarily by the net proceeds (after the repayment of certain debt) received from the sale of ten properties during 2019 and borrowings on CMCT’s revolving credit facility Assets sold in 2019: 30 Amount has been adjusted to give retroactive effect to the Reverse Stock Split. As of the date of sale. As a matter of prudent management, after evaluating each asset within its portfolio, as well as the intrinsic value of each property, CMCT decided to sell these additional assets. Property Location Rentable Square Feet 2 Date Sold 2101 Webster Street Oakland, CA 474,798 March 1, 2019 1901 Harrison Street Oakland, CA 283,970 March 1, 2019 830 1st Street Washington, DC 247,337 March 1, 2019 2100 Franklin Street Oakland, CA 216,828 March 1, 2019 2353 Webster Street Parking Garage Oakland, CA N/A March 1, 2019 260 Townsend Street San Francisco, CA 66,682 March 15, 2019 1333 Broadway Oakland, CA 254,523 May 16, 2019 999 N Capitol Street Washington, DC 315,983 July 30, 2019 899 N Capitol Street 3 Washington, DC 314,667 July 30, 2019 901 N Capitol Street 3 Washington, DC N/A July 30, 2019 Total Assets Sold 2,174,788

CMCT Important Information

Important Information 32 Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication. AOO includes total gross assets at fair value, with real assets presented on the basis described in “Book Value” below and operating companies presented at gross assets less debt, as of the Report Date (as defined below) (including the shares of such assets owned by joint venture partners and co-investments), plus binding unfunded commitments. AOO also includes the $0.3 billion of AOO attributable to CIM Compass Latin America (CCLA), which is 50% owned and jointly operated by CIM. AOO for CMMT Partners, L.P. (CMMT) (which represents assets under management), a perpetual-life real estate debt fund, is $1.0 billion as of the Report Date. Report Date is defined to mean as of December 31, 2019. Book Value for each investment generally represents the investment’s book value as reflected in the applicable fund’s unaudited financial statements as of the Report Date prepared in accordance with U.S. generally accepted accounting principles on a fair value basis. These book values generally represent the asset’s third-party appraised value as of the Report Date, but in the case of CIM’s Cole Net-Lease Asset strategy, book values generally represent undepreciated cost (as reflected in SEC-filed financial statements). Equity Owned and Operated (EOO) represents the NAV (as defined below) before incentive fee allocation, plus binding unfunded commitments, which is $17.5 billion as of the Report Date, inclusive of $0.3 billion of EOO attributable to CCLA (as described above) and $0.9 billion of EOO for CMMT (which represents equity under management). For calculating the Book Value for CIM IV, the underlying assets of CMCT are assumed to be liquidated based upon the third-party appraised value of such assets. CIM does not view the price of CMCT’s publicly-traded shares to be a meaningful indication of the fair value of CIM IV’s interest in CMCT due to the fact that the publicly-traded shares of CMCT are thinly-traded. Net Asset Value (NAV) represents the distributable amount based on a “hypothetical liquidation” assuming that on the date of determination that: (i) investments are sold at their Book Values; (ii) debts are paid and other assets are collected; and (iii) appropriate adjustments and/or allocations between equity partners are made in accordance with applicable documents, as determined in accordance with applicable accounting guidance.